Exhibit 21.1

General Binding Corporation

List of Subsidiaries

As of 12/31/04
Investment	Owned By	Percent Ownership	Jurisdiction of Organization
Allfax Paper Products, Limited	GBC (United Kingdom) Limited	100	United Kingdom
Allfax UK, Limited	GBC (United Kingdom) Limited	100	United Kingdom
**GBC Asia Pte. Ltd.	GBC International, Inc.	100	Singapore
**GBC Australia Pty. Limited	GBC International, Inc. GBC United Kingdom Holdings, Ltd.	79 21	Australia
GBC Basingstoke Limited	GBC (United Kingdom) Limited	100	United Kingdom
***GBC Canada, Inc.	GBC International, Inc.	100	Canada
**GBC Deutschland GmbH	General Binding Corporation	100	Germany
***GBC Europe AB	GBC International, Inc.	100	Sweden
GBC/Fordigraph Pty. Limited	GBC Australia Pty. Limited	100	Australia
**GBC France S.A.S.	GBC International, Inc. General Binding Corporation	99.94754 0.05246	France
**GBC General Binding Polska Sp.z.o.o.	GBC International, Inc. General Binding Italia S.r.l.	98.75 1.25	Poland
**GBC International Services BVBA	GBC International, Inc. General Binding Corporation	99.8667 0.1333	Belgium
**GBC Japan K.K.	GBC International, Inc.	100	Japan
**GBC Mexicana S.A. de C.V.	General Binding Corporation GBC International, Inc. VeloBind, Incorporated	54.38 22.81 22.81	Mexico
***GBC Nederland B.V.	GBC International, Inc.	100	Netherlands
GBC Scandinavia AB	Ibico GmbH GBC Europe AB	75 25	Sweden
*GBC (Schweiz) GmbH	Ibico GmbH General Binding Schweiz AG	79.3 20.7	Switzerland
***GBC United Kingdom Holdings, Ltd.	GBC International, Inc. General Binding Corporation	98.5074 1.4926	United Kingdom
*GBC (United Kingdom) Limited	GBC United Kingdom Holdings, Ltd. Ibico GmbH	94.3503 5.6497	United Kingdom
General Binding Iberia, S.L.	Ibico GmbH	100	Spain
General Binding Italia S.r.l.	GBC Europe AB	100	Italy
**General Binding Schweiz AG	GBC International, Inc.	100	Switzerland
**Hwa Seung GBC Co., Ltd. (a.k.a. GBC Asia Film Group Co. Ltd.)	General Binding Corporation HS Industries, Inc.	80 20	South Korea
*Ibico GmbH	GBC Europe AB	100	Switzerland
Ibico Holdings Singapore Pte. Ltd.	Ibico GmbH	100	Singapore
Ibico Portuguesa Lda.	Ibico GmbH	100	Portugal
Ibico Singapore Pte. Ltd.	Ibico Holdings Singapore Pte. Ltd.	100	Singapore
Mirabeau Contract Sales, Limited	GBC (United Kingdom) Limited	100	United Kingdom
**PBB&R S.A. de C.V.	GBC International, Inc. General Binding Corporation VeloBind, Incorporated	97 2 1	Mexico
Printing Wire Supplies Limited	GBC Europe AB	100	Ireland
VeloBind, Incorporated	General Binding Corporation	100	Delaware

*        Denotes Significant Subsidiary
**      Denotes First Tier Foreign Subsidiary
***    Denotes Significant Subsidiary and First Tier Foreign Subsidiary